Exhibit 10.23

Silicon Valley Bank

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF003963

DATED: FEBRUARY 03, 2006

BENEFICIARY:
LDS TEST AND MEASUREMENT, LLC
13515 BALLANTYNE CORPORATE PLACE
CHARLOTTE,  NC  28277

APPLICANT:
TRANSOMA MEDICAL, INC.
4211 LEXINGTON AVENUE N, SUITE 2244
ST. PAUL, MINNESOTA 55126

AMOUNT:  US$250,000.00 (U.S. DOLLARS TWO HUNDRED FIFTY THOUSAND EXACTLY)

EXPIRATION DATE:    FEBRUARY 03, 2007

LOCATION:   SANTA CLARA,  CA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF003963 IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “B” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.             THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.             A DATED CERTIFICATION FROM THE BENEFICIARY, PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING ANY OF THE FOLLOWING:

(A)          “WE HEREBY CERTIFY THAT THE AMOUNT OF THE DRAFT DRAWN UNDER THE STANDBY LETTER OF CREDIT REPRESENTS FUNDS CLAIMED BY THREE CLOVERLEAF PARKWAY, INC. IN A LETTER DATED          , 20XX [DATE MUST BE INDICATED AT THE TIME OF DRAWING] BECAUSE APPLICANT HAS DEFAULTED UNDER THAT CERTAIN LEASE DATED MAY 2005, BY AND BETWEEN THREE CLOVERLEAF PARKWAY, INC. AS LANDLORD AND TRANSOMA MEDICAL, INC. AS TENANT.”

OR

(B)           “WE HEREBY CERTIFY THAT WE ARE ENTITLED TO DRAW ON THE ENTIRE AMOUNT OF THE STANDBY LETTER OF CREDIT DUE TO THE FACT THAT THE APPLICANT HAS A PETITION IN BANKRUPTCY FILED AGAINST IT, VOLUNTARILY OR INVOLUNTARILY, OR A RECEIVER OR OTHER OFFICER HAS BEEN APPOINTED TO TAKE CHARGE OF THE WHOLE OR ANY PART OF APPLICANT FOR THE PURPOSE OF WINDING UP THE AFFAIRS OF APPLICANT.”

OR

(C)           “WE HEREBY CERTIFY THAT WE ARE ENTITLED TO DRAW ON THE ENTIRE AMOUNT OF THE STANDBY LETTER OF CREDIT DUE TO THE FACT THAT THE APPLICANT HAS FAILED TO RENEW THE STANDBY LETTER OF CREIDT WITHIN 30 DAYS FROM ITS EXPIRATION DATE.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS ARE ALLOWED.  THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

3003 TASMAN DRIVE   SANTA CLARA, CA  95054   408-654-7400   SVB.COM

Silicon Valley Bank

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF003963

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT AND/OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.  IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND SEPTEMBER 30, 2010.

THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE DECREASED WITHOUT AMENDMENT(S) TO THE NEW AGGREGATE AMOUNT(S) ON THE FOLLOWING EFFECTIVE DATES, PROVIDED THAT THE AVAILABLE AMOUNT EXCEEDS THE FOLLOWING AGGREGATE AMOUNT(S):

EFFECTIVE DATE(S)	NEW AGGREGATE AMOUNT(S)
AUGUST 2, 2008	USD150,000.00
AUGUST 2, 2009	USD75,000.00

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFERREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED “EXHIBIT A” DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.  THE PAYMENT OF OUR TRANSFER FEE ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00) IS FOR THE ACCOUNT OF APPLICANT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT:  SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-6349, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

SILICON VALLEY BANK,

/S/ John M. Dossantos	/S/ Evelio G. Barairo
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

3003 TASMAN DRIVE   SANTA CLARA, CA  95054   408-654-7400   SVB.COM

EXHIBIT “A”

DATE:

TO:	SILICON VALLEY BANK
	3003 TASMAN DDRIVE	RE:	IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054		NO.	ISSUED BY
	ATTN: INTERNATIONAL DIVISION		SILICON VALLEY BANK, SANTA CLARA
	STANDBY LETTERS OF CREDIT		L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE.  TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE, ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETUREND HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on
(BENEFICIARY’S NAME)	file with us for the company and the signature(s) is/are
authorized to execute this instrument.
We further confirm that the company has been identified
(SIGNATURE OF BENEFICIARY)	applying the appropriate due diligence and enhanced due
diligence as required by BSA and all its subsequent
amendments.
(NAME AND TITLE)

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

EXHIBIT “B”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF	US$

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT
NUMBER NO.	DATED
TO: SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054
(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.             DATE:  ISSUANCE DATE OF DRAFT.

2.             REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3.             PAY TO THE ORDER OF: NAME OF BNEEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.             US$: AMOUNT OF DRAWING IN FIGURES.

5.             USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6.             LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.             DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.             BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C

9.             AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICE DA LUZ:	xxx-xxx-xxxx
EFRAIN TUVILLA:	xxx-xxx-xxxx